UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 18, 2018

Date of Report (Date of earliest event reported)

DEVON ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-32318	73-1567067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 W. SHERIDAN AVE., OKLAHOMA CITY, OK	73102-5015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously disclosed, Devon Energy Corporation (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”), solely for certain purposes described therein, with Devon Gas Services, L.P., an indirect wholly-owned subsidiary of the Company (“DGS”), Southwestern Gas Pipeline, L.L.C., an indirect wholly-owned subsidiary of the Company (“Southwestern Gas”), EnLink Midstream Manager, LLC, an indirect wholly-owned subsidiary of the Company (“Manager”), acting solely in its individual capacity and not in its capacity as managing member of ENLC (as defined below), and GIP III Stetson I, L.P. (“MLP Acquiror”) and GIP III Stetson II, L.P. (“ENLC Acquiror”), affiliates of Global Infrastructure Partners.

On July 18, 2018, the transactions contemplated by the Purchase Agreement were completed, pursuant to which (a) DGS transferred to ENLC Acquiror 115,495,669 common units representing limited liability company interests in EnLink Midstream, LLC (“ENLC”), (b) DGS transferred to MLP Acquiror (i) 87,128,717 common units representing limited partner interests in EnLink Midstream Partners, LP (the “MLP”) and (ii) all of the outstanding limited liability company interests in Manager and (c) Southwestern Gas transferred to MLP Acquiror 7,531,883 common units representing limited partner interests in the MLP for aggregate consideration of $3,125,000,000.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Purchase Agreement, a copy of which is included as Exhibit 2.1 to the Company’s Form 8-K, filed with the Securities and Exchange Commission on June 7, 2018, and the terms of which are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On July 18, 2018, the Company issued a press release in connection with the closing of the transactions described in Item 2.01 above.

The information in Item 7.01 of this Current Report and in Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report and in Exhibit 99.1 attached hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits

(b) Pro Forma Financial Information

The unaudited pro forma consolidated financial information of the Company giving effect to the transactions described in Item 2.01 above is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein.

(d) Exhibits

Exhibit Number	Description of Exhibits

2.1	Purchase Agreement, dated June 5, 2018, by and among Devon Gas Services, L.P., Southwestern Gas Pipeline, L.L.C., EnLink Midstream Manager, LLC, GIP III Stetson I, L.P., GIP III Stetson II, L.P. and, solely for certain purposes described therein, Devon Energy Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K filed June 7, 2018; File No. 001-32318).

99.1	Press release dated July 18, 2018.

99.2	Unaudited Pro Forma Consolidated Financial Information of Devon Energy Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEVON ENERGY CORPORATION

Date: July 18, 2018	/s/ Jeffrey L. Ritenour

Jeffrey L. Ritenour
Executive Vice President and Chief Financial Officer